SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               December 16, 1998 (Date of earliest event reported)

                           CORNERSTONE PROPERTIES INC.
             (Exact name of registrant as specified in its charter)


                 NEVADA             1-12861            74-2170858
  (State or other jurisdiction    (Commission        (IRS Employer
           of incorporation)      File Number)     Identification No.)

                           Cornerstone Properties Inc.
                                    Tower 56
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)

                                 (212) 605-7100
                         (Registrant's telephone number,
                               including area code)

Item 2.  Acquisition or Disposition of Assets

     On December 16, 1998 (the "Effective Date"), Cornerstone Properties Inc. ("Cornerstone") completed its previously announced acquisition of substantially all of the properties and real estate operations conducted by William Wilson & Associates ("Wilson") and its affiliates (the "Wilson Acquisition") pursuant to a Contribution Agreement and Agreement and Plan of Merger, dated as of June 22, 1998, as amended (the "Contribution Agreement"), by and among Cornerstone, Cornerstone Properties Limited Partnership (the "Operating Partnership"), Wilson and the entities listed on Schedule I to the Contribution Agreement. In connection with the Wilson Acquisition, Cornerstone issued 14,884,402 shares of Cornerstone common stock and 16,206,120 Class A Common Units of the Operating Partnership, a limited partnership of which Cornerstone is the sole general partner, and an aggregate of approximately $389 million in cash. The total value of the Wilson Acquisition is approximately $1.81 billion.

     Cornerstone's Proxy Statement, dated November 13, 1998, which was mailed to stockholders of Cornerstone on November 13, 1998 (the "Proxy Statement"), sets forth certain information regarding the Wilson Acquisition, including, but not limited to, the terms of the Contribution Agreement, a description of the assets involved, the nature and amount of consideration paid by Cornerstone therefor, the method used for determining the amount of such consideration, the nature of any material relationships between Cornerstone and Wilson or any officer or director of Wilson or any associate of any such officer or director, the nature of the business of Cornerstone and Wilson and the intended structure and operation of the combined company after the Wilson Acquisition. A complete description of the Wilson Acquisition is contained in the Contribution Agreement filed as Annex A to the Proxy Statement and is hereby incorporated by reference. In addition, the information set forth under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.  Other Events

         Matters Related to the Wilson Acquisition.

     Board of Directors. On the Effective Date, pursuant to the Contribution Agreement and the Amended and Restated Bylaws of Cornerstone, the following persons became members of the Board of Directors of Cornerstone: William Wilson III, Donald G. Fisher and Randall A. Hack.

     Stockholder Approval. At a special meeting in New York, New York on December 14, 1998, the stockholders of Cornerstone approved the issuance of shares of Cornerstone Common Stock (directly and upon redemption of Class A
Common  Units  of  the  Operating  Partnership)  pursuant  to  the  Contribution
Agreement.

     Amended and Restated Bylaws. Effective as of the Effective Date, the Board of Directors of Cornerstone adopted the Amended and Restated Bylaws of Cornerstone pursuant to the Contribution Agreement. The Amended and Restated Bylaws are filed as Exhibit 3.1 to this Current Report on Form 8-K.

     Press Releases. Copies of the press releases (i) announcing the closing of the Wilson Acquisition, (ii) announcing a special dividend relating to the closing of the Wilson Acquisition and (iii) announcing the approval by stockholders of the issuance of shares of Cornerstone common stock in the Wilson Acquisition are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial   Statements  of Business  Acquired.  The required  financial statements will be filed on Form 8-K/A as soon as practicable, but in any event within 60 days after this Current Report on Form 8-K is filed.

     (b) Pro Forma Financial Information. The required financial statements will be filed on Form 8-K/A as soon as practicable, but in any event within 60 days after this Current Report on Form 8-K is filed.

     (c) Exhibits

         2.1 Contribution Agreement (incorporated by reference to Annex A to Cornerstone's Proxy Statement dated November 13, 1998 (File No. 1-12861)).

         3.1   Amended and Restated Bylaws of Cornerstone.

         99.1  Text of Press Release dated December 16, 1998.

         99.2  Text of Press Release dated December 7, 1998.

         99.3  Text of Press Release dated December 14, 1998.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CORNERSTONE PROPERTIES INC.
                                             (Registrant)



Date: December 31, 1998                      By:    /s/ Kevin P. Mahoney
                                             Name:  Kevin P. Mahoney
                                             Title: Senior Vice President
                                                     and Chief Financial Officer

                                   EXHIBIT 3.1

                           AMENDED AND RESTATED BYLAWS

                                       OF

                           CORNERSTONE PROPERTIES INC.



                           AMENDED AND RESTATED BYLAWS

                                       OF

                           CORNERSTONE PROPERTIES INC.

                           Adopted: December 16, 1998



                                    ARTICLE I

                                     OFFICES

     SECTION 1.01. Registered Office. The registered office of Cornerstone Properties Inc. (the "Corporation") in the State of Nevada shall be at the principal office of The Corporation Trust Company of Nevada in the City of Reno, County of Washoe, and the registered agent in charge thereof shall be The Corporation Trust Company of Nevada.

     SECTION 1.02. Other Offices. The Corporation may also have an office or offices at any other place or places within or without the State of Nevada as the Board of Directors of the Corporation (the "Board") may from time to time determine or the business of the Corporation may from time to time require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     SECTION 2.01. Annual Meetings. The annual meeting of stockholders of the Corporation for the election of directors of the Corporation ("Directors"), and for the transaction of such other business as may properly come before such meeting, shall be held at such place, date and time as shall be fixed by the Board and designated in the notice or waiver of notice of such annual meeting; provided, however, that no annual meeting of stockholders need be held if all actions, including the election of Directors, required by the General Corporation Law of the State of Nevada (the "General Corporation Law") to be taken at such annual meeting are taken by written consent in lieu of meeting pursuant to Section 2.09 hereof.

     SECTION 2.02. Special Meetings. Special meetings of stockholders for any purpose or purposes may be called by the Board or the Chairman of the Board, the President or the Secretary of the Corporation or by the recordholders of at least a majority of the shares of common stock of the Corporation issued and outstanding ("Shares") and entitled to vote thereat, to be held at such place, date and time as shall be designated in the notice or waiver of notice thereof.

     SECTION 2.03. Notice of Meetings. (a) Except as otherwise provided by law, written notice of each annual or special meeting of stockholders stating the purpose, place, date and time of such meeting shall be given personally or by first-class mail to each recordholder of Shares (a "Stockholder") entitled to vote thereat, not less than 10 nor more than 60 days before the date of such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the Stockholder at such Stockholder's address as it appears on the records of the Corporation. If, prior to the time of mailing, the Secretary of the Corporation (the "Secretary") shall have received from any Stockholder a written request that notices intended for such Stockholder are to be mailed to some address other than the address that appears on the records of the Corporation, notices intended for such Stockholder shall be mailed to the address designated in such request.

     (b) Notice of a special meeting of Stockholders may be given by the person or persons calling the meeting, or, upon the written request of such person or persons, such notice shall be given by the Secretary on behalf of such person or persons. If the person or persons calling a special meeting of Stockholders give notice thereof, such person or persons shall deliver a copy of such notice to the Secretary. Each request to the Secretary for the giving of notice of a special meeting of Stockholders shall state the purpose or purposes of such meeting.

     SECTION 2.04. Waiver of Notice. Notice of any annual or special meeting of Stockholders need not be given to any Stockholder who files a written waiver of notice with the Secretary, signed by the person entitled to notice, whether before or after such meeting. Neither the business to be transacted at, nor the purpose of, any meeting of Stockholders need be specified in any written waiver of notice thereof. Attendance of a Stockholder at a meeting, in person or by proxy, shall constitute a waiver of notice of such meeting, except when such Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the notice of such meeting was inadequate or improperly given.

     SECTION 2.05. Adjournments. Whenever a meeting of Stockholders, annual or special, is adjourned to another date, time or place, notice need not be given of the adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder entitled to vote thereat. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

     SECTION 2.06. Quorum. Except as otherwise provided by law or the Articles of Incorporation of the Corporation (the "Articles of Incorporation"), the recordholders of 20% of the Shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at all meetings of Stockholders, whether annual or special. If, however, such quorum shall not be present in person or by proxy at any meeting of Stockholders, the Stockholders entitled to vote thereat may adjourn the meeting from time to time in accordance with Section 2.05 hereof until a quorum shall be present in person or by proxy.

     SECTION 2.07. Voting. Each Stockholder shall be entitled to one vote for each Share held of record by such Stockholder. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, when a quorum is present at any meeting of Stockholders, the vote of the recordholders of a majority of the Shares constituting such quorum shall decide any question brought before such meeting.

     SECTION 2.08. Proxies. Each Stockholder entitled to vote at a meeting of Stockholders or to express, in writing, consent to or dissent from any action of Stockholders without a meeting may authorize another person or persons to act for such Stockholder by proxy. Such proxy shall be filed with the Secretary before such meeting of Stockholders or such action of Stockholders without a meeting, at such time as the Board may require. No proxy shall be voted or acted upon more than six months from its date, unless the proxy provides for a longer period, which may not exceed seven years.

     SECTION 2.09. Stockholders' Consent in Lieu of Meeting. Any action required by the General Corporation Law to be taken at any annual or special meeting of Stockholders, and any action which may be taken at any annual or special meeting of Stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the recordholders of a majority of the Shares, except that if a different number of votes is required to authorize or take such action at a meeting, then that proportion of written consents is required.


                                   ARTICLE III

                               BOARD OF DIRECTORS

     SECTION 3.01. General Powers. The business and affairs of the Corporation shall be managed by the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation or these Bylaws directed or required to be exercised or done by Stockholders.

     SECTION 3.02. Number and Term of Office. The number of Directors shall be not less than three nor more than eighteen. As of the date of the adoption of these Bylaws, the number of Directors constituting the Board shall be fourteen. The number of Directors constituting the Board may be increased or decreased by a resolution adopted by a majority of the entire Board; provided, however, that during the "Wilson Period" (as defined herein) and during the "PGGM Period" (as defined herein), such resolution shall also have been adopted by a unanimous vote of the Board Affairs Committee of the Board. Directors need not be Stockholders. Directors shall be elected at the annual meeting of Stockholders or, if, in accordance with Section 2.01 hereof, no such annual meeting is held, by written consent in lieu of meeting pursuant to Section 2.09 hereof, and each Director shall hold office until his successor is elected and qualified, or until his earlier death or resignation or removal in the manner hereinafter provided. The "Wilson Period" shall mean the period from the date of adoption of these Bylaws until and including the third anniversary of that date. "PGGM" shall mean Stichting Pensioenfonds Voor de Gezondheid, Geestelijke en Maatschappelijke Belangen. "DIHC" shall mean Dutch Institutional Holding Company, Inc., a Delaware corporation. "Affiliate" shall mean, with respect to any specified individual, partnership, firm, corporation, trust, association, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Person"), any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. The "PGGM Period" shall mean the period that ends on the earlier of (i) the date on which PGGM and DIHC and their respective Affiliates own in the aggregate less than 25% of the Shares or
(ii) October 31, 2002.

     SECTION  3.03.  Members of the Board.  (a)  Subject  to the  provisions  of
Section 3.09 hereof, during the Wilson Period the Board shall nominate for election to the Board at any special or annual meeting of stockholders at which directors are being elected (or in connection with a written consent in lieu of a meeting pursuant to which directors are proposed to be elected), or appointed in accordance with Section 3.07 of these Bylaws, William Wilson III ("Wilson III") and two other individuals designated by Wilson III from time to time (together with Wilson III, collectively, the "Wilson Directors") provided that at least one Wilson Director must (i) satisfy the criteria for independent directors described in the New York Stock Exchange, Inc. Listed Company Manual and (ii) satisfy the criteria for non-employee directors described in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended (each Director satisfying such criteria hereinafter referred to as "Independent"), and further provided that upon the death or incapacity of Wilson III, his designee, who shall initially be Patricia W. Wilson, or such other person as is designated from time to time by Wilson III (the "Wilson Designee"), shall have the right to designate an individual to be nominated by the Board to replace Wilson III as a Director, which individual shall have the right to designate the other individuals to be nominated as Wilson Directors. In the event that the Wilson Designee is not able, for whatever reason, to designate an individual to be nominated to replace Wilson III as a Director, that designation shall be made by the remaining Wilson Directors acting unanimously.

     (b) So long as PGGM and DIHC and their respective Affiliates own in the aggregate 5% or more of the Shares, the Board shall nominate for election to the Board at any special or annual meeting of Stockholders at which Directors are being elected (or in connection with a written consent in lieu of a meeting pursuant to which Directors are proposed to be elected), or appointed in accordance with Section 3.07 of these Bylaws, two individuals designated by PGGM ("PGGM Directors").

     (c) During the PGGM Period, no nominee for election as a Director of the Corporation shall be a person affiliated with PGGM or DIHC or any of their respective Affiliates, other than two PGGM Directors.

     (d) Until both the Wilson Period and the PGGM Period have expired, all nominees for election as Directors of the Corporation by the Board (other than PGGM Directors who are employees, officers or directors of PGGM or DIHC, Wilson III and Incumbent Directors (defined below)) must be approved by the unanimous vote of the members of the Board Affairs Committee. "Incumbent Director" shall mean (i) all of the individuals constituting the Board of Directors of the Corporation on the date hereof, (ii) all individuals hereafter designated as nominees to the Board by the New York State Teachers' Retirement System pursuant to a letter agreement dated November 22, 1996, (iii) all individuals hereafter designated as nominees to the Board by Hexalon Real Estate, Inc. pursuant to a letter agreement dated November 7, 1996, and (iv) one individual at any time hereafter designated as a nominee to the Board by Deutsche Bank AG.

     SECTION 3.04. The Chairman of the Board. The Board may select a Chairman of the Board of the Corporation (the "Chairman") who shall have the power to call special meetings of Stockholders, to call special meetings of the Board and, if present, to preside at all meetings of Stockholders and all meetings of the Board. The Chairman shall perform all duties incident to the office of Chairman of the Board and all such other duties as may from time to time be assigned to him by the Board or these Bylaws. The provisions of Section 4.03 hereof shall apply to the Chairman. Notwithstanding the foregoing, during the Wilson Period, Wilson III shall be the Chairman, provided, however that a majority of the Board may remove Wilson III as Chairman if (i) Wilson III is convicted of, pleads guilty to or confesses to any felony or any act of fraud, misappropriation or embezzlement or (ii) a majority of the members of the Board Affairs Committee determines that Wilson III has engaged in a fraudulent or dishonest act or has been grossly negligent in carrying out his duties as a Director or Chairman of the Board, in each case to the material damage or prejudice of the Corporation or an Affiliate of the Corporation, or in conduct or activities materially damaging to the property, business or reputation of the Corporation or an Affiliate of the Corporation.

     SECTION 3.05. Resignation. Any Director may resign at any time by giving written notice to the Board, the Chairman or the Secretary. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board, the Chairman or the Secretary, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

     SECTION 3.06. Removal. Any or all of the Directors may be removed, with or without cause, at any time by vote of the recordholders of two-thirds of the Shares then entitled to vote at an election of Directors, or by written consent of the recordholders of Shares pursuant to Section 2.09 hereof.

     SECTION 3.07. Vacancies. Vacancies occurring on the Board for any reason, including, without limitation, vacancies occurring as a result of the creation of new directorships that increase the number of Directors or removal in accordance with Section 3.06 of these Bylaws, may be filled by vote of the recordholders of a majority of the Shares then entitled to vote at an election of Directors, or by written consent of such recordholders pursuant to
Section 2.09 hereof or by vote of the Board or by written consent of the Directors pursuant to Section 3.10 hereof. If the number of Directors then in office is less than a quorum, such vacancies may be filled by vote of a majority of the Directors then in office or by written consent of all such Directors pursuant to Section 3.10 hereof. In keeping with the provisions of Section 4(f) of the Registration Rights and Lock-up Agreement dated as of December 16, 1998, by and among the Corporation and the persons listed therein, and Section 7.1 of the Amended and Restated Registration Rights and Voting Agreement by and among the Corporation, PGGM and DIHC, if a vacancy of the Board is caused by the vacancy of a Wilson Director during the Wilson Period or a PGGM Director during the period in which PGGM shall have the right to designate two nominees for Director pursuant to Section 3.03(b) of these Bylaws, the Board shall fill such vacancy by appointing another Wilson Director or PGGM Director, as the case may be. Unless earlier removed pursuant to Section 3.06 hereof, each Director chosen in accordance with this Section 3.07 shall hold office until the next annual election of Directors by the Stockholders and until his successor shall be elected and qualified.

     SECTION 3.08. Meetings. (a) Annual Meetings. As soon as practicable after each annual election of Directors by the Stockholders, the Board shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to
Section 3.10 hereof.

     (b) Other Meetings. Other meetings of the Board shall be held at such times as the Chairman, the President, the Secretary or a majority of the Board shall from time to time determine.

     (c) Notice of Meetings. The Secretary shall give written notice to each Director of each meeting of the Board, which notice shall state the place, date, time and purpose of such meeting. Notice of each such meeting shall be given to each Director, if by mail, addressed to him at his residence or usual place of business, at least two days before the day on which such meeting is to be held, or shall be sent to him at such place by telecopy, telegraph, cable, or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held. A written waiver of notice, signed by the Director entitled to notice, whether before or after the time of the meeting referred to in such waiver, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of any meeting of the Board need be specified in any written waiver of notice thereof. Attendance of a Director at a meeting of the Board shall constitute a waiver of notice of such meeting, except as provided by law.

     (d) Place of Meetings. The Board may hold its meetings at such place or places within or without the State of Nevada as the Board or the Chairman may from time to time determine, or as shall be designated in the respective notices or waivers of notice of such meetings.

     (e) Quorum and Manner of Acting. A majority of the total number of Directors then in office shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those Directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law, the Articles of Incorporation or these Bylaws. In the absence of a quorum for any such meeting, a majority of the Directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

     (f) Organization. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside, in the following order of precedence:

         (i)      the Chairman;

         (ii)     the President;

         (iii)    any Director chosen by a majority of the Directors present.

The Secretary or, in the case of his absence, any person (who shall be an Assistant Secretary, if an Assistant Secretary is present) whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

     SECTION 3.09. Committees of the Board. (a) Subject to the other provisions of this Section 3.09, the Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more Directors. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of any such absent or disqualified member. Any committee of the Board, to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee of the Board shall keep regular minutes of its proceedings and report the same to the Board when so requested by the Board.

     (b) During the PGGM Period, the members of each committee of the Board, except the Audit and Compensation Committees, shall include at least one PGGM Director (if any are members of the Board).

     (c) During the Wilson Period, the members of each committee of the Board shall include one Wilson Director (if any are members of the Board), provided that any Wilson Director appointed to serve on the Board's Audit or Compensation Committees shall be Independent.

     (d) While Wilson III is a Director, he shall be the Wilson Director that is a member of the Board Affairs Committee during the Wilson Period.

     (e) By resolution dated December 6, 1996, the Board established the Board Affairs Committee. The duties and responsibilities of the Board Affairs Committee, as set forth in such resolution, shall not be amended without the approval of a majority of the members of the entire Board; provided that until the expiration of the PGGM Period and the Wilson Period, such amendment must also be approved by the unanimous vote of the members of the Board Affairs Committee.

     (f) Notwithstanding any other provision of this Section 3.09, during the PGGM Period, no fewer than half of the members of the Investment Committee shall be individuals that are not employees of the Corporation.

     SECTION 3.10. Directors' Consent in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the members of the Board or such committee and such consent is filed with the minutes of the proceedings of the Board or such committee.

     SECTION 3.11. Action by Means of Telephone or Similar Communications Equipment. Any one or more members of the Board, or of any committee thereof, may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

     SECTION 3.12. Compensation. Unless otherwise restricted by the Articles of Incorporation, the Board may determine the compensation of Directors. In addition, as determined by the Board, Directors may be reimbursed by the Corporation for their expenses, if any, in the performance of their duties as Directors. No such compensation or reimbursement shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.


                                   ARTICLE IV

                                    OFFICERS

     SECTION 4.01. Officers. The officers of the Corporation shall be the President, the Secretary and a Treasurer and may include one or more Vice Presidents (one or more of whom may be designated an Executive Vice President and one or more of whom may be designated a Senior Vice President) and one or more Assistant Secretaries and one or more Assistant Treasurers. Any two or more offices may be held by the same person.

     SECTION 4.02. Authority and Duties. All officers shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws or, to the extent not so provided, by resolution of the Board.

     SECTION 4.03. Term of Office, Resignation and Removal. (a) Each officer shall be appointed by the Board and shall hold office for such term as may be determined by the Board. Each officer shall hold office until his successor has been appointed and qualified or his earlier death or resignation or removal in the manner hereinafter provided.

     (b) Any officer may resign at any time by giving written notice to the Board, the Chairman, the President or the Secretary. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board, the Chairman, the President or the Secretary, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

     (c) All officers and agents appointed by the Board shall be subject to removal, with or without cause, at any time by the Board or by the action of the recordholders of a majority of the Shares entitled to vote thereon.

     SECTION 4.04. Vacancies. Any vacancy occurring in any office of the Corporation, for any reason, shall be filled by action of the Board. Unless earlier removed pursuant to Section 4.03 hereof, any officer appointed by the Board to fill any such vacancy shall serve only until such time as the unexpired term of his predecessor expires unless reappointed by the Board.

     SECTION 4.05. The President. The President shall be the chief executive officer of the Corporation and shall have general and active management and control of the business and affairs of the Corporation, subject to the control of the Board, and shall see that all orders and resolutions of the Board are carried into effect. The President shall perform all duties incident to the office of President and all such other duties as may from time to time be assigned to him by the Board or these Bylaws.

     SECTION 4.06. Vice Presidents. Vice Presidents, if any, in order of their seniority or in any other order determined by the Board, shall generally assist the President and perform such other duties as the Board or the President shall prescribe, and in the absence or disability of the President, shall perform the duties and exercise the powers of the President.

     SECTION 4.07. The Secretary. The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of Stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform the same duties for any committee of the Board when so requested by such committee. He shall give or cause to be given notice of all meetings of Stockholders and of the Board, shall perform such other duties as may be prescribed by the Board or the President and shall act under the supervision of the President. He shall keep in safe custody the seal of the Corporation and affix the same to any instrument that requires that the seal be affixed to it and which shall have been duly authorized for signature in the name of the Corporation and, when so affixed, the seal shall be attested by his signature or by the signature of the Treasurer of the Corporation or an Assistant Secretary or Assistant Treasurer of the Corporation. He shall keep in safe custody the certificate books and stockholder records and such other books and records of the Corporation as the Board or the President may direct and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board or the President.

     SECTION 4.08. Assistant Secretaries. Assistant Secretaries of the Corporation, if any, in order of their seniority or in any other order determined by the Board, shall generally assist the Secretary and perform such other duties as the Board or the Secretary shall prescribe, and, in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary.

     SECTION 4.09. The Treasurer. The Treasurer shall have the care and custody of all the funds of the Corporation and shall deposit such funds in such banks or other depositories as the Board, or any officer or officers, or any officer and agent jointly, duly authorized by the Board, shall, from time to time, direct or approve. He shall disburse the funds of the Corporation under the direction of the Board and the President. He shall keep a full and accurate account of all moneys received and paid on account of the Corporation and shall render a statement of his accounts whenever the Board or the President shall so request. He shall perform all other necessary actions and duties in connection with the administration of the financial affairs of the Corporation and shall generally perform all the duties usually appertaining to the office of Treasurer. When required by the Board, he shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the Board shall approve.

     SECTION 4.10. Assistant Treasurers. Assistant Treasurers of the Corporation, if any, in order of their seniority or in any other order determined by the Board, shall generally assist the Treasurer and perform such other duties as the Board or the Treasurer shall prescribe, and, in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer.

     SECTION 4.11. The Controller. The Controller shall keep complete and accurate books of account relating to the business of the Corporation, including records of all assets, liabilities, commitments, receipts, disbursements and other financial transactions of the Corporation and its subsidiaries. He shall render a statement of the Corporation's financial condition whenever required to do so by the Board or the President and shall generally perform all the duties usually appertaining to the office of Controller.


                                     ARTICLE V

                       CHECKS, DRAFTS, NOTES, AND PROXIES

     SECTION 5.01. Checks, Drafts and Notes. All checks, drafts and other orders for the payment of money, notes and other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall be determined, from time to time, by resolution of the Board.

     SECTION 5.02. Execution of Proxies. The President, or, in his absence, any Vice President, may authorize, from time to time, the execution and issuance of proxies to vote shares of stock or other securities of other corporations held of record by the Corporation and the execution of consents to action taken or to be taken by any such corporation. All such proxies and consents, unless otherwise authorized by the Board, shall be signed in the name of the Corporation by the President or any Vice President.

                                   ARTICLE VI

                         SHARES AND TRANSFERS OF SHARES

     SECTION 6.01. Certificates Evidencing Shares. Shares shall be evidenced by certificates in such form or forms as shall be approved by the Board or they may be uncertificated. Certificates shall be issued in consecutive order and shall be numbered in the order of their issue, and shall be signed by the President or any Vice President and by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. If such a certificate is manually signed by a transfer agent or registrar, any other signature on the certificate may be a facsimile. In the event any such officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to hold such office or to be employed by the Corporation before such certificate is delivered, such certificate may be issued and delivered by the Corporation with the same effect as if such officer had held such office on the date of delivery.

     SECTION 6.02. Stock Ledger. A stock ledger in one or more counterparts shall be kept by the Secretary, in which shall be recorded the name and address of each person, firm or corporation owning the Shares evidenced by each certificate evidencing Shares issued by the Corporation, the number of Shares evidenced by each such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name Shares stand on the stock ledger of the Corporation shall be deemed the owner and recordholder thereof for all purposes.

     SECTION 6.03. Transfers of Shares. Registration of transfers of Shares shall be made only in the stock ledger of the Corporation upon request of the registered holder of such Shares, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, and upon the surrender of the certificate or certificates evidencing such Shares properly endorsed or accompanied by a stock power duly executed, together with such proof of the authenticity of signatures as the Corporation may reasonably require.

     SECTION 6.04. Addresses of Stockholders. Each Stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to such Stockholder, and, if any Stockholder shall fail to so designate such an address, corporate notices may be served upon such Stockholder by mail directed to the mailing address, if any, as the same appears in the stock ledger of the Corporation or at the last known mailing address of such Stockholder.

     SECTION 6.05. Lost, Destroyed and Mutilated Certificates. Each recordholder of Shares shall promptly notify the Corporation of any loss, destruction or mutilation of any certificate or certificates evidencing any Share or Shares of which he is the recordholder. The Board may, in its discretion, cause the Corporation to issue a new certificate in place of any certificate theretofore issued by it and alleged to have been mutilated, lost, stolen or destroyed, upon the surrender of the mutilated certificate or, in the case of loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction, and the Board may, in its discretion, require the recordholder of the Shares evidenced by the lost, stolen or destroyed certificate or his legal representative to give the Corporation a bond sufficient to indemnify the Corporation against any claim made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

     SECTION 6.06. Regulations. The Board may make such other rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates evidencing Shares.

     SECTION 6.07. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or to express consent to, or to dissent from, corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other such action. A determination of the Stockholders entitled to notice of or to vote at a meeting of Stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.


                                   ARTICLE VII

                                      SEAL

     SECTION 7.01. Seal. The Board may approve and adopt a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation, the year of its incorporation and the words "Corporate Seal Nevada".


                                  ARTICLE VIII

                                   FISCAL YEAR

     SECTION 8.01. Fiscal Year. The fiscal year of the Corporation shall end on the thirty-first day of December of each year unless changed by resolution of the Board.


                                   ARTICLE IX

                          INDEMNIFICATION AND INSURANCE

     SECTION 9.01. Indemnification. (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including amounts paid in settlement and attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses or amounts as the court shall deem proper.

     (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 9.01(a) and (b) of these Bylaws, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under Section 9.01(a) and (b) of these Bylaws (unless ordered by a court or advanced pursuant to Section 9.01(e)) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the Stockholders of the Corporation.

     (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation as they are incurred and in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation pursuant to this Article IX. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may lawfully be entitled under any law, bylaw, agreement, vote of Stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

     (g) For purposes of this Article IX, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (h) For purposes of this Article IX, references to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this
Article IX.

     (i) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     SECTION 9.02. Insurance for Indemnification. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and liability and expenses incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 751 of the General Corporation Law.


                                    ARTICLE X

                                   AMENDMENTS

     SECTION 10.01. Amendments. (a) Any Bylaw may be adopted, amended or repealed by the vote of the recordholders of a majority of the Shares then entitled to vote at an election of Directors or by written consent of Stockholders pursuant to Section 2.09 hereof, or by vote of the Board or by written consent of Directors pursuant to Section 3.10 hereof.

     (b) Notwithstanding the provisions of Subsection 10.01(a), during the Wilson Period, any amendment by the Board of this Subsection 10.01(b) or of Sections 3.02, 3.03, 3.04, 3.07 or 3.09, shall require the affirmative vote a majority of the members of the entire Board and the unanimous approval of the members of the Board Affairs Committee.

     (c) Notwithstanding the provisions of Subsection 10.01(a): (i) during the PGGM Period, any amendment by the Board of this Subsection 10.01(c)(i) or of Sections 3.02, 3.03, 3.07 or 3.09, shall require the affirmative vote a majority of the members of the entire Board and the unanimous approval of the members of the Board Affairs Committee, and (ii) so long as PGGM and DIHC and their respective Affiliates own in the aggregate 5% or more of the issued and outstanding Shares, any amendment by the Board of Subsection 3.03(b) hereof and this Subsection 10.01(c), shall require the affirmative vote of a majority of the members of the entire Board and the unanimous approval of the members of the Board Affairs Committee.

                                  EXHIBIT 99.1


FOR IMMEDIATE RELEASE
December 16, 1998

FOR ADDITIONAL INFOMRATION, CONTACT:
AT CORNERSTONE PROPERTIES:                 AT WILLIAM WILSON & ASSOCIATES
--------------------------                 ------------------------------
John S. Moody     Karin Maas               William Wilson III   Pamela Hittleman
Chairman & CEO    VP, Investor Relations   President & CEO      Client Relations
(212) 605-7101    (212) 605-7113           (650) 358-5325       (650) 358-5348



           CORNERSTONE PROPERTIES INC. CONCLUDES $1.81 BILLION MERGER
                        WITH WILLIAM WILSON & ASSOCIATES

New York, NEW YORK (December 16, 1998) -- Cornerstone Properties Inc. (NYSE:CPP) announced today that the Company has concluded its previously announced $1.81 billion merger with William Wilson & Associates.

As part of the transaction, the Board of Directors has been increased from 11 to 14 directors. William Wilson III, formerly President and Founder of William Wilson & Associates, was appointed Chairman of Cornerstone Properties. Donald G. Fisher, Chairman and Founder of The Gap and Randall A. Hack, Founding Member of Nassau Capital L.L.C. which manages a $1.2 billion portfolio of private equity and real estate investments for Princeton University, were both elected as board members.

John S. Moody, former Chairman and Chief Executive Officer was elected President and Chief Executive Officer. In addition to serving as Chairman of the Board of Directors, Mr. Wilson will serve as President of Wilson Cornerstone Properties, the western operating division of Cornerstone.

Following the closing, Cornerstone now owns a national portfolio of Class A real estate totaling 21.1 million square feet and ranks among the top four office REITs in the United States.

John Moody, President and Chief Executive Officer of Cornerstone, said, "We are very pleased to be able to conclude this transaction on schedule before year end. The merger is accretive to 1999 earnings and almost doubles Cornerstone's five year internal FFO growth rate from about 4% to about 7%. Wilson brings essential strengths of management, leasing and development which are particularly important and valuable at this point in the real estate cycle. The strengthening of our internal operating capabilities will improve Cornerstone's competitive position in every market in which we operate. This step represents a major advance in our goal to be a premier quality national office company."

William Wilson III, Founder and President of William Wilson & Associates and new Chairman of the Board of Directors of Cornerstone Properties, said, "My investors and long time associates are very pleased with the merger. We look forward to being major shareholders in Cornerstone Properties as it will have extremely high quality properties and will be one of the largest office companies in the Nation. We all look forward to playing a significant role in realizing the full potential of the Company and enhancing shareholder value."


Cornerstone Properties concludes $1.81 billion merger with
     William Wilson & Associates
December 16, 1998
Page 2


Cornerstone Properties Inc. is a self-administered equity real estate investment trust (REIT) investing in Class A office properties in prime locations in major suburban markets and prime central business districts. The Company, through its subsidiaries, currently owns 89 Class A office properties throughout the United States totaling approximately 21.1 million square feet. Headquartered in New York City, Cornerstone's stock is traded on the New York Stock Exchange under the ticker symbol CPP.

This press release contains forward-looking statements within the meaning of the Federal securities laws. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy, that could cause the actual results, performance or achievements of Cornerstone and Wilson to differ materially from those reflected in such forward-looking statements. Information contained in this press release regarding current and future market conditions is based on Cornerstone's and Wilson's assessment of real estate markets as of this date and is subject to the uncertainties inherent in such an assessment. In particular, but not exclusively, national and regional economic conditions, the rate of new construction, and demand and supply in a given market will affect leasing activity, projected rents and the cost of lease renewals.

                                      # # #

  For more information on Cornerstone Properties visit Cornerstone Properties'
                      Web site at http://www.cstoneprop.com

                                  EXHIBIT 99.2

FOR IMMEDIATE RELEASE
December 7, 1998

FOR ADDITIONAL INFORMATION, CONTACT:
Kevin Mahoney                           Karin Maas
Chief Financial Officer                 VP, Investor Relations
(212) 605-7142                          (212) 605-7113


          CORNERSTONE PROPERTIES INC. DECLARES FOURTH QUARTER DIVIDEND
                Distribution of $0.30 to be paid per common share

New York,  NEW YORK  (December 7, 1998) -- Cornerstone  Properties  Inc.  (NYSE:
CPP), a real estate investment trust, announced today that its Board of Directors declared a fourth quarter cash dividend of $0.30 per share, based on a full quarterly distribution and an annualized distribution of $1.20 per share. A distribution of $0.15 will be made to all shareholders of record as of December 15, 1998 to be paid on February 26, 1999. A second distribution of $0.15 will be made to all shareholders of record as of January 29, 1999 and will also be paid on February 26, 1999. The two separate payments are being made pursuant to the merger between Cornerstone Properties Inc. and William Wilson & Associates. It is anticipated that the merger will close in late December 1998.

Cornerstone Properties Inc. is a self-administered equity real estate investment trust (REIT) investing in Class A office properties in prime locations in major metropolitan areas and central business districts. The Company, through its subsidiaries, currently owns 21 Class A office properties throughout the United States totaling approximately 11.5 million square feet. Headquartered in New York City, Cornerstone's stock is traded on the New York Stock Exchange under the ticker symbol CPP.

This press release contains forward-looking statements within the meaning of the Federal securities laws. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy, that could cause the actual results, performance or achievements of Cornerstone to differ materially from those reflected in such forward-looking statements. Information contained in this press release regarding current and future market conditions is based on Cornerstone's assessment of real estate markets as of this date and is subject to the uncertainties inherent in such an assessment. In particular, but not exclusively, national and regional economic conditions, the rate of new construction, and demand and supply in a given market will affect leasing activity, projected rents and the cost of lease renewals.

                                      # # #

  For more information on Cornerstone Properties visit Cornerstone Properties'
                      Web site at http://www.cstoneprop.com

                                  EXHIBIT 99.3

FOR IMMEDIATE RELEASE
December 14, 1998

FOR ADDITIONAL INFORMATION, CONTACT:
AT CORNERSTONE PROPERTIES:
--------------------------
John S. Moody                           Karin Maas
Chairman & CEO                          VP, Investor Relations
(212) 605-7101                          (212) 605-7113


          CORNERSTONE PROPERTIES INC. OBTAINS SHAREHOLDER APPROVAL FOR
              $1.81 BILLION MERGER WITH WILLIAM WILSON & ASSOCIATES

New York, NEW YORK (December 14, 1998) -- Cornerstone Properties Inc. (NYSE:CPP) announced today that a Special Meeting of Stockholders of Cornerstone was held this morning as scheduled. At the meeting, stockholders approved the issuance of Cornerstone common stock in connection with the previously announced merger with William Wilson & Associates. The Cornerstone stockholders also approved the issuance of additional shares of common stock to Stichting Pensioenfonds Voor de Gezondheid, Geestelijke en Maatschappelijke Belangen (PGGM), which will provide a portion of the financing for the Wilson merger. Finally, the Cornerstone stockholders approved an amendment and restatement of the Cornerstone Properties Inc. 1998 Long-Term Incentive Plan.

Cornerstone expects the Wilson transaction to close later this month.

Cornerstone Properties Inc. is a self-administered equity real estate investment trust (REIT) investing in Class A office properties in prime locations in major metropolitan areas and central business districts. The Company, through its subsidiaries, currently owns 21 Class A office properties throughout the United States totaling approximately 11.5 million square feet. Headquartered in New York City, Cornerstone's stock is traded on the New York Stock Exchange under the ticker symbol CPP.

This press release contains forward-looking statements within the meaning of the Federal securities laws. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy, that could cause the actual results, performance or achievements of Cornerstone and Wilson to differ materially from those reflected in such forward-looking statements. Information contained in this press release regarding current and future market conditions is based on Cornerstone's and Wilson's assessment of real estate markets as of this date and is subject to the uncertainties inherent in such an assessment. In particular, but not exclusively, national and regional economic conditions, the rate of new construction, and demand and supply in a given market will affect leasing activity, projected rents and the cost of lease renewals.

                                      # # #

  For more information on Cornerstone Properties visit Cornerstone Properties'
                      Web site at http://www.cstoneprop.com